SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2007
ViaSat, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996
(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)
6155 El Camino Real
Carlsbad, California 92009
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (760) 476-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

     This Current Report on Form 8-K is filed by ViaSat, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 26, 2007, Robert L. Barrie resigned from his position as Vice President–Operations, and the Company promoted Kevin J. Harkenrider to serve as Vice President–Operations of the Company. Mr. Barrie resigned his position in connection with his planned retirement.
     Mr. Harkenrider joined the Company in October 2006 as Director – Operations. Prior to joining the Company, Mr. Harkenrider served as Account Executive at Computer Sciences Corporation (CSC) from 2002 through October 2006. Mr. Harkenrider served from 1992 to 2002 in several positions at BAE Systems, Mission Solutions (formerly GDE Systems, Marconi Integrated Systems, and General pDynamics Corporation, Electronics Division), including Vice President and Program Director, Vice President–Operations and Vice President–Material. Prior to 1992, Mr. Harkenrider served in several director and program manager positions at General Dynamics Corporation. Mr. Harkenrider holds a B.S. in Civil Engineering from Union College and an M.B.A. from the University of Pittsburgh.
     Mr. Harkenrider currently receives an annual base salary of $210,000 and will be eligible for annual cash bonuses, which are at risk and will be derived using a formula based upon the Company’s achievement of financial performance goals (previously established by the Compensation and Human Resources Committee) and Mr. Harkenrider’s individual contribution. Mr. Harkenrider will also receive the following benefits on the same terms and conditions under which they are made available to non-executive Company employees: health insurance, life insurance, participation in the Company’s employee stock purchase plan and participation in the Company’s 401(k) plan.
Item 7.01 Regulation FD Disclosure.
     On January 29, 2007, the Company issued a press release announcing that Mr. Barrie has resigned from his position as Vice President–Operations and that the Company has promoted Kevin J. Harkenrider to serve as Vice President–Operations of the Company. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
99.1	Press release issued by ViaSat, Inc. on January 29, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2007	ViaSat, Inc.

	By:	/s/ Richard Baldridge

Richard Baldridge
President and Chief Operating Officer